SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

December 26, 2003

DYAX CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-24573	04-3053198
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification number)

300 Technology Square, Cambridge, MA  02139

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code:

(617) 225-2500

Item 5.    Other Events.

                On December 26, 2003, Dyax Corp. issued a press release reporting positive initial results from its Phase I/II clinical trial to evaluate the use of the recombinant small protein DX-88 in patients undergoing cardiopulmonary bypass (CPB) in the course of coronary artery bypass graft (CABG) surgery.  This press release is filed as Exhibit 99.1 and is hereby incorporated by reference.

                Also filed with this Current Report on Form 8-K as Exhibit 99.2 and incorporated by reference herein is a Second Amendment Agreement between Cambridge Antibody Technology Limited and Dyax Corp. dated September 18, 2003.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release, dated December 26, 2003.

99.2	Second Amendment Agreement between Cambridge Antibody Technology Limited and Dyax Corp., dated September 18, 2003.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated:	December 29, 2003	By:	/s/ Stephen S. Galliker
Stephen S. Galliker
Executive Vice President, Finance
and Administration, and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 26, 2003.

99.2	Second Amendment Agreement between Cambridge Antibody Technology Limited and Dyax Corp., dated September 18, 2003.